UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22369

Western Asset Mortgage Defined Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2016

WESTERN ASSET

MORTGAGE DEFINED OPPORTUNITY FUND INC. (DMO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation.

The Fund seeks to achieve its investment objectives by investing primarily in a diverse portfolio of mortgage-backed securities, consisting primarily of non-agency residential mortgage-backed securities and commercial mortgage-backed securities.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Mortgage Defined Opportunity Fund Inc. for the six-month reporting period ended June 30, 2016. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

July 29, 2016

II	Western Asset Mortgage Defined Opportunity Fund Inc.

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the six months ended June 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2015 U.S. gross domestic product (“GDP”)i growth was 0.9%. First quarter 2016 GDP growth then decelerated to 0.8%. The U.S. Department of Commerce’s initial reading for second quarter 2016 GDP growth — released after the reporting period ended — was 1.2%. The improvement in GDP growth in the second quarter reflected an acceleration in personal consumption expenditures (“PCE”), an upturn in exports and smaller decreases in nonresidential fixed investment and in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended in June 2016, unemployment was 4.9%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed also declined over the period. In June 2016, 25.8% of Americans looking for a job had been out of work for more than six months, versus 26.9% when the period began.

Western Asset Mortgage Defined Opportunity Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” At its meetings that concluded on January 27, 2016, March 16, 2016, April 27, 2016, June 15, 2016 and July 27, 2016 (after the reporting period ended), the Fed kept rates on hold.

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2016?

A. Both short- and long-term Treasury yields moved sharply lower during the six months ended June 30, 2016. Two-year Treasury yields fell from a peak of 1.06% at the beginning of the period to a low of 0.58% at the end of the period. Ten-year Treasury yields began the reporting period at a peak of 2.27% and ended the period at 1.49%. Their low of 1.46% occurred on June 27 and June 28, 2016.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generally posted positive results during the reporting period. Performance fluctuated with investor sentiment given signs of moderating global growth, shifting expectations for future Fed monetary policy, the U.K. referendum to leave the European Union (“Brexit”) and several geopolitical issues. The broad U.S. bond market, as measured by the Barclays U.S. Aggregate Indexiv, gained 5.31% during the six months ended June 30, 2016. Higher risk segments of the market generated the best returns during the reporting period.

Q. How did the commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”) perform during the reporting period?

A. Both CMBS and RMBS generated positive results during the six months ended June 30, 2016. Demand was solid overall as investors looked to generate incremental yield in the low interest rate environment. Over the six-month reporting period, CMBS, as measured by the Barclays CMBS Indexv, gained 5.92%. RMBS, as measured by the Barclays U.S. Mortgage-Backed Securities Indexvi, returned 3.10% over the same period.

Performance review

For the six months ended June 30, 2016, Western Asset Mortgage Defined Opportunity Fund Inc. returned -0.28% based on its net asset value (“NAV”)vii and 4.43% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the BofA Merrill Lynch U.S. Floating Rate Home Equity Loan

IV	Western Asset Mortgage Defined Opportunity Fund Inc.

Asset Backed Securities Indexviii, returned -0.22% for the same period. The Lipper U.S. Mortgage Closed-End Funds Category Averageix returned 2.08% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $1.36 per share. As of June 30, 2016, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2016. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2016 (unaudited)
Price Per Share	6-Month Total Return**
$21.33 (NAV)	-0.28	%†
$23.12 (Market Price)	4.43	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “DMO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XDMOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Mortgage Defined Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

*	This estimate is not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

Western Asset Mortgage Defined Opportunity Fund Inc.	V

Investment commentary (cont’d)

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

July 29, 2016

RISKS: The Fund’s investments are subject to liquidity risk, credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income holdings. The Fund may invest in lower-rated high-yield bonds (commonly known as “junk bonds”), which are subject to greater credit risk (risk of default) than higher-rated obligations. Mortgage-backed securities are subject to additional risks, including prepayment risk, which can limit the potential gains in a declining interest rate environment. The Fund may invest in securities backed by subprime or distressed mortgages which involve a higher degree of risk and chance of loss. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is not guaranteed by the U.S. government, the U.S. Treasury or any government agency.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset Mortgage Defined Opportunity Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Fed) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Barclays CMBS Index measures the performance of the commercial mortgage-backed securities market.

vi

The Barclays U.S. Mortgage-Backed Securities Index is an unmanaged index composed of agency mortgage-backed pass-through securities, both fixed-rate and hybrid adjustable rate mortgages, issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

The BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset Backed Securities Index tracks the performance of U.S. dollar-denominated investment grade floating-rate asset-backed securities collateralized by home equity loans publicly issued in the U.S. domestic market. Qualifying securities must have an investment grade rating, at least one year remaining to final stated maturity, a floating-rate coupon, and an original deal size for the collateral group of at least $250 million.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 8 funds in the Fund’s Lipper category.

Western Asset Mortgage Defined Opportunity Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2016 and December 31, 2015 and does not include derivatives, such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — June 30, 2016

Total Spread Duration
DMO	— 4.37 years
Benchmark	— 3.53 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset Backed Securities Index
DMO	— Western Asset Mortgage Defined Opportunity Fund Inc.
EM	— Emerging Markets
HY	— High Yield
MBS	— Mortgage-Backed Securities

2	Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2016

Total Effective Duration
DMO	— 3.20 years
Benchmark	— 0.04 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset Backed Securities Index
DMO	— Western Asset Mortgage Defined Opportunity Fund Inc.
EM	— Emerging Markets
HY	— High Yield
MBS	— Mortgage-Backed Securities

Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2016

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Residential Mortgage-Backed Securities — 91.9%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	1,173,600	$921,574	(a)
Accredited Mortgage Loan Trust, 2003-3 A1	5.210%	1/25/34	1,012,504	989,593	(a)
Adjustable Rate Mortgage Trust, 2005-05 1A1	2.903%	9/25/35	268,580	206,769	(a)(b)
Adjustable Rate Mortgage Trust, 2005-07 2A21	2.955%	10/25/35	889,793	805,833	(a)(b)
Adjustable Rate Mortgage Trust, 2005-10 1A21	2.956%	1/25/36	311,458	268,829	(a)(b)
Adjustable Rate Mortgage Trust, 2005-12 5A1	0.953%	3/25/36	377,137	220,589	(a)(b)
AFC Home Equity Loan Trust, 2003-3 1A	1.203%	10/25/30	1,580,274	1,366,319	(a)(b)(c)
American Home Mortgage Assets, 2005-2 2A1A	2.976%	1/25/36	1,350,395	938,630	(a)(b)
American Home Mortgage Assets, 2006-4 1A12	0.663%	10/25/46	2,404,937	1,602,730	(a)(b)
American Home Mortgage Investment Trust, 2005-SD1 1A1	0.903%	9/25/35	275,513	212,775	(a)(b)(c)
American Home Mortgage Investment Trust, 2007-2 2A	0.846%	3/25/47	12,967,398	1,363,240	(b)
American Home Mortgage Investment Trust, 2007-A 4A	1.346%	7/25/46	2,262,124	778,865	(a)(b)(c)
Ameriquest Mortgage Securities Inc., 2002-4 M3	5.703%	2/25/33	1,736,802	1,440,830	(a)(b)
Argent Securities Inc., 2005-W5 A2D	0.773%	1/25/36	4,122,727	3,084,368	(a)(b)
Argent Securities Inc., 2006-M2 A2C	0.603%	9/25/36	2,428,889	919,112	(b)
Argent Securities Inc., 2006-M2 A2D	0.693%	9/25/36	641,056	245,196	(b)
Argent Securities Inc., 2006-M3 A2C	0.613%	10/25/36	3,952,768	1,715,938	(b)
Banc of America Alternative Loan Trust, 2005-9 1CB5, IO	4.647%	10/25/35	5,363,749	856,501	(a)(b)
Banc of America Funding Corp., 2004-B 6A1	2.082%	12/20/34	458,744	315,185	(a)(b)
Banc of America Funding Corp., 2004-C 3A1	3.106%	12/20/34	657,096	609,793	(a)(b)
Banc of America Funding Corp., 2006-D 2A1	3.447%	5/20/36	65,017	58,035	(a)(b)
Banc of America Funding Corp., 2006-D 6A1	3.038%	5/20/36	1,331,892	1,117,869	(a)(b)
Banc of America Funding Corp., 2006-F 1A1	3.070%	7/20/36	509,408	495,694	(a)(b)
Banc of America Funding Corp., 2006-H 3A1	2.789%	9/20/46	126,348	101,050	(a)(b)
Banc of America Funding Corp., 2014-R5 1A2	2.458%	9/26/45	3,750,000	2,520,701	(a)(b)(c)
Banc of America Funding Corp., 2014-R7 3A2	2.855%	3/26/36	5,372,814	3,683,054	(a)(b)(c)
Banc of America Funding Corp., 2015-R2 9A2	0.698%	3/27/36	4,896,093	2,660,587	(a)(b)(c)
Banc of America Funding Corp., 2015-R4 4A3	16.494%	1/1/30	7,334,460	4,129,484	(b)(c)
Bayview Financial Acquisition Trust, 2007-A 2A	0.805%	5/28/37	1,455,022	1,081,285	(a)(b)
Bayview Financial Asset Trust, 2007-SR1A M1	1.253%	3/25/37	3,561,205	3,132,250	(a)(b)(c)
Bayview Financial Asset Trust, 2007-SR1A M2	1.353%	3/25/37	4,335,625	3,747,719	(a)(b)(c)
Bayview Financial Asset Trust, 2007-SR1A M3	1.603%	3/25/37	1,964,315	1,617,278	(a)(b)(c)
Bayview Financial Asset Trust, 2007-SR1A M4	1.953%	3/25/37	847,906	660,860	(a)(b)(c)
BCAP LLC Trust, 2009-RR4 8A2	3.035%	9/26/35	662	549	(b)(c)
BCAP LLC Trust, 2010-RR06 4A13	3.035%	9/26/35	503	429	(b)(c)
BCAP LLC Trust, 2010-RR6 1212	5.500%	2/26/35	940,433	907,291	(a)(c)
Bear Stearns Alt-A Trust, 2005-9 25A1	2.791%	11/25/35	455,798	357,384	(a)(b)
Bear Stearns Alt-A Trust, 2006-2 23A1	2.930%	3/25/36	1,637,838	1,243,790	(a)(b)

See Notes to Financial Statements.

4	Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Residential Mortgage-Backed Securities — continued
Bear Stearns Asset-Backed Securities Trust, 2003-SD2 1A	4.142%	6/25/43	74,883	$73,180	(a)(b)
Bear Stearns Asset-Backed Securities Trust, 2004-BO1 M9B	4.453%	10/25/34	478,168	453,945	(a)(b)
Bear Stearns Asset-Backed Securities Trust, 2005-CL1 A1	0.837%	9/25/34	119,098	108,936	(a)(b)
Bear Stearns Mortgage Funding Trust, 2007-AR5 2A1	0.633%	6/25/37	2,032,642	1,707,124	(a)(b)
Centex Home Equity Loan Trust, 2004-D MV1	1.073%	9/25/34	1,183,696	1,080,378	(a)(b)
Chase Mortgage Finance Corp., 2006-S3 2A1	5.500%	11/25/21	243,597	196,993	(a)
Chaseflex Trust, 2005-2 3A3, IO	5.047%	6/25/35	12,674,630	2,449,170	(b)
Chevy Chase Mortgage Funding Corp., 2006-2A A1	0.583%	4/25/47	229,596	177,853	(a)(b)(c)
Citicorp Mortgage Securities Inc., 2007-8 B1	5.940%	9/25/37	3,996,768	2,060,688	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2004-HYB3 1A	2.920%	9/25/34	136,538	135,500	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2004-UST1 A2	1.829%	8/25/34	80,682	78,227	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2005-05	2.865%	8/25/35	277,172	234,542	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2005-10 1A1A	3.089%	12/25/35	289,908	257,245	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2006-AR5 2A1A	2.979%	7/25/36	429,988	273,758	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2007-06 1A1A	2.525%	3/25/37	381,036	283,397	(a)(b)
Connecticut Avenue Securities, 2013-C01 M2	5.703%	10/25/23	1,260,000	1,337,133	(a)(b)
Connecticut Avenue Securities, 2016-C02 1B	12.703%	9/25/28	2,355,000	2,599,381	(a)(b)(c)
Countrywide Alternative Loan Trust, 2003-20CB M	5.583%	10/25/33	2,809,423	1,956,787	(a)(b)
Countrywide Alternative Loan Trust, 2005-07CB 1A3, IO	6.147%	4/25/35	563,357	94,537	(b)
Countrywide Alternative Loan Trust, 2005-11CB 3A3, IO	4.547%	6/25/35	3,291,684	490,288	(b)
Countrywide Alternative Loan Trust, 2005-14 3A1	2.270%	5/25/35	347,761	201,696	(a)(b)
Countrywide Alternative Loan Trust, 2005-36 4A1	2.785%	8/25/35	788,790	704,636	(a)(b)
Countrywide Alternative Loan Trust, 2005-50CB 1A1	5.500%	11/25/35	417,794	381,198	(a)
Countrywide Alternative Loan Trust, 2005-J10 1A1	0.953%	10/25/35	187,647	135,171	(a)(b)
Countrywide Alternative Loan Trust, 2006-HY10 1A1	2.513%	5/25/36	682,838	461,189	(a)(b)
Countrywide Alternative Loan Trust, 2006-J8 A5	6.000%	2/25/37	144,878	97,244	(a)
Countrywide Alternative Loan Trust, 2007-23CB A4, IO	6.047%	9/25/37	9,459,367	2,774,879	(b)
Countrywide Alternative Loan Trust, 2007-23CB A8	26.587%	9/25/37	893,855	1,481,112	(a)(b)
Countrywide Alternative Loan Trust, 2007-3T1 2A1	6.000%	3/25/27	367,683	341,092	(a)
Countrywide Alternative Loan Trust, 2007-OA8 1A1	0.633%	6/25/47	2,256,621	1,741,603	(a)(b)
Countrywide Asset-Backed Certificates, 2006-S7 A3	5.712%	11/25/35	343,294	341,360	(a)(b)
Countrywide Asset-Backed Certificates, 2006-S9 A3	5.728%	8/25/36	123,832	124,115	(a)(b)
Countrywide Asset-Backed Certificates, 2006-SD3 A1	0.783%	7/25/36	1,081,711	810,868	(a)(b)(c)
Countrywide Asset-Backed Certificates, 2007-8 M1	0.723%	11/25/37	2,394,662	160,252	(b)
Countrywide Asset-Backed Certificates, 2007-SE1 1A1	1.003%	5/25/47	954,174	479,758	(b)(c)
Countrywide Home Equity Loan Trust, 2004-B 1A	0.662%	2/15/29	1,223,440	1,083,863	(a)(b)
Countrywide Home Equity Loan Trust, 2004-L 2A	0.722%	2/15/34	73,221	64,112	(a)(b)
Countrywide Home Equity Loan Trust, 2005-E 2A	0.662%	11/15/35	142,700	123,782	(a)(b)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Residential Mortgage-Backed Securities — continued
Countrywide Home Loans, 2004-16 1A3A	1.213%	9/25/34	1,077,958	$964,437	(a)(b)
Countrywide Home Loans, 2005-11 6A1	1.053%	3/25/35	60,438	54,037	(a)(b)
Countrywide Home Loans, 2005-18 A7	18.278%	10/25/35	32,815	45,863	(a)(b)
Countrywide Home Loans, 2005-HYB9 1A1	2.564%	2/20/36	232,041	178,608	(a)(b)
Countrywide Home Loans, Mortgage Pass-Through Trust, 2005-R1 1AF1	0.813%	3/25/35	478,818	422,022	(a)(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-02 2A1	1.093%	3/25/35	134,260	110,211	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.753%	5/25/35	150,694	127,262	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-11 3A3	2.385%	4/25/35	733,287	468,756	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-HY10 1A1	3.128%	2/20/36	270,697	210,085	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-HYB6 1A1	2.724%	10/20/35	1,029,778	794,438	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R2 2A3	8.000%	6/25/35	106,740	111,278	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2006-3 2A1	0.703%	3/25/36	587,832	457,295	(a)(b)
Credit Suisse First Boston Mortgage Securities Corp., 2005-10 03A3	5.500%	11/25/35	510,127	456,149	(a)
Credit Suisse Mortgage Capital Certificates, 2009-05R 2A3	2.670%	7/26/49	147,658	122,859	(b)(c)
Credit Suisse Mortgage Capital Certificates, 2009-15R 2A2	4.680%	10/26/36	4,748,792	3,492,392	(a)(b)(c)
Credit-Based Asset Servicing and Securitization LLC, 2003-RP1 M1	2.003%	3/25/33	2,069,926	1,966,885	(a)(b)(c)
Credit-Based Asset Servicing and Securitization LLC, 2006-SL1 A3	0.886%	9/25/36	4,463,645	894,969	(b)(c)
Deutsche Mortgage Securities Inc., 2006-PR1 2PO, PO	0.000%	4/15/36	60,763	48,947	(a)(c)
Deutsche Mortgage Securities Inc., 2006-PR1 4AS1, IO	8.708%	4/15/36	426,919	119,668	(b)(c)
Deutsche Mortgage Securities Inc., 2006-PR1 4AS2, IO	15.060%	4/15/36	407,255	194,532	(b)(c)
Deutsche Mortgage Securities Inc., 2006-PR1 5AS1, IO	10.212%	4/15/36	102,994	49,716	(b)(c)
Deutsche Mortgage Securities Inc., 2006-PR1 5AS3, IO	7.027%	4/15/36	378,511	135,695	(b)(c)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR1 2A1B	0.768%	2/19/45	1,483,565	858,756	(a)(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.658%	3/19/45	402,514	360,941	(a)(b)
EMC Mortgage Loan Trust, 2002-AA A1	1.393%	5/25/39	91,924	88,347	(a)(b)(c)
EMC Mortgage Loan Trust, 2006-A A1	0.896%	12/25/42	782,820	750,971	(a)(b)(c)
Federal National Mortgage Association (FNMA), 2012-134, IO	5.697%	12/25/42	5,705,804	1,416,875	(b)

See Notes to Financial Statements.

6	Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Residential Mortgage-Backed Securities — continued
First Horizon Alternative Mortgage Securities Trust, 2005-AA6 3A1	2.355%	8/25/35	1,161,326	$995,147	(a)(b)
First Horizon Alternative Mortgage Securities Trust, 2006-FA6 2A1, PAC-11	6.250%	11/25/36	171,082	130,500	(a)
First Horizon Alternative Mortgage Securities Trust, 2006-FA8 1A8	0.823%	2/25/37	363,551	164,685	(a)(b)
First Horizon Mortgage Pass-Through Trust, 2005-AR4 2A1	2.661%	10/25/35	618,289	511,632	(a)(b)
First Republic Mortgage Loan Trust, 2000-FRB2 A1	0.942%	11/15/30	243,541	218,156	(a)(b)
Government National Mortgage Association (GNMA), 2013-010 AI, IO	3.500%	1/20/43	2,961,021	419,777
Government National Mortgage Association (GNMA) II	3.500%	9/20/45	1,530,302	1,626,763
Greenpoint Mortgage Funding Trust, 2006-AR3 4A1	0.663%	4/25/36	3,602,605	2,699,529	(a)(b)
GS Mortgage Securities Corp. II, 2000-1A A	1.148%	3/20/23	80,159	79,179	(a)(b)(c)
GSAA Home Equity Trust, 2005-11 2A2	0.773%	10/25/35	4,288,511	2,858,291	(a)(b)
GSAA Home Equity Trust, 2005-R1 1A2, IO	4.554%	4/25/35	3,628,711	473,151	(b)(c)
GSAMP Trust, 2004-SEA2 M2	1.703%	3/25/34	4,081,513	2,796,054	(b)
GSMPS Mortgage Loan Trust, 2001-2 A	7.500%	6/19/32	609,840	621,975	(a)(b)(c)
GSMPS Mortgage Loan Trust, 2004-4 2A1	3.441%	6/25/34	252,998	239,348	(a)(b)(c)
GSMPS Mortgage Loan Trust, 2005-RP1 1A4	8.500%	1/25/35	93,846	100,785	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.803%	1/25/35	292,860	244,431	(a)(b)(c)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	576,025	621,093	(a)(c)
GSMPS Mortgage Loan Trust, 2006-RP1 1A3	8.000%	1/25/36	97,367	106,479	(a)(c)
GSR Mortgage Loan Trust, 2005-AR4 2A1	3.341%	7/25/35	377,571	347,342	(a)(b)
GSR Mortgage Loan Trust, 2005-AR5 1A1	3.132%	10/25/35	151,199	132,091	(a)(b)
GSR Mortgage Loan Trust, 2006-09F 5A2, IO	6.097%	10/25/36	632,412	132,893	(b)
GSR Mortgage Loan Trust, 2006-10F 4A2, IO	6.197%	1/25/37	1,478,399	466,389	(b)
GSRPM Mortgage Loan Trust, 2007-1 A	0.853%	10/25/46	2,029,240	1,673,557	(a)(b)(c)
HarborView Mortgage Loan Trust, 2005-9 B5	1.448%	6/20/35	2,608,921	1,548,452	(a)(b)
HarborView Mortgage Loan Trust, 2006-02	2.954%	2/25/36	54,357	44,816	(a)(b)
Home Equity Mortgage Trust, 2006-1 A3	0.953%	5/25/36	3,500,000	296,800	(b)
Homestar Mortgage Acceptance Corp., 2004-3 M3	2.053%	7/25/34	683,956	567,449	(a)(b)
Homestar Mortgage Acceptance Corp., 2004-6 M7	2.403%	1/25/35	1,132,859	914,244	(a)(b)
HSI Asset Loan Obligation Trust, 2007-AR1 4A1	3.173%	1/25/37	286,447	219,490	(a)(b)
Impac CMB Trust, 2004-8 1A	1.173%	10/25/34	497,307	430,333	(a)(b)
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.973%	3/25/31	103,780	93,183	(a)(b)
Indymac INDA Mortgage Loan Trust, 2005-AR2 1A1	2.864%	1/25/36	144,374	134,479	(a)(b)
Indymac INDB Mortgage Loan Trust, 2005-1 A1	0.753%	11/25/35	1,705,012	994,124	(a)(b)
Indymac Index Mortgage Loan Trust, 2004-AR13 1A1	2.753%	1/25/35	123,244	113,908	(a)(b)
Indymac Index Mortgage Loan Trust, 2005-AR15 A2	2.803%	9/25/35	115,263	96,890	(a)(b)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Residential Mortgage-Backed Securities — continued
Indymac Index Mortgage Loan Trust, 2006-AR07 5A1	3.069%	5/25/36	478,434	$388,890	(a)(b)
Indymac Index Mortgage Loan Trust, 2006-AR09 3A3	2.926%	6/25/36	706,007	657,073	(a)(b)
Indymac Index Mortgage Loan Trust, 2006-AR11 1A1	3.242%	6/25/36	584,206	450,052	(a)(b)
Indymac Index Mortgage Loan Trust, 2006-AR25 4A3	2.849%	9/25/36	2,601,937	1,556,251	(a)(b)
Indymac Index Mortgage Loan Trust, 2007-AR05 2A1	3.113%	5/25/37	2,479,832	1,985,872	(a)(b)
Indymac Index Mortgage Loan Trust, 2007-AR07 2A1	2.619%	6/25/37	288,629	219,785	(a)(b)
Irwin Home Equity, 2005-C 1M4	7.250%	4/25/30	608,152	615,717	(a)
JPMorgan Alternative Loan Trust, 2006-A4 A7	3.573%	9/25/36	1,006,812	669,540	(a)(b)
JPMorgan Alternative Loan Trust, 2006-S1 3A4	6.180%	3/25/36	1,200,603	845,642	(a)(b)
JPMorgan Alternative Loan Trust, 2007-A1 3A1	2.670%	3/25/37	683,989	580,797	(a)(b)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	1,259,296	1,041,199	(a)
JPMorgan Mortgage Trust, 2007-S2 3A2	6.000%	6/25/37	154,362	155,449	(a)
JPMorgan Mortgage Trust, 2007-S2 3A3	6.500%	6/25/37	48,233	49,262	(a)
Lehman ABS Corp. Home Equity Loan Trust, 2004-2 A	0.893%	6/25/34	16,719	15,966	(a)(b)
Lehman Mortgage Trust, 2006-3 1A7, IO	4.947%	7/25/36	9,249,200	2,018,704	(a)(b)
Lehman Mortgage Trust, 2006-3 2A1	0.813%	7/25/36	3,755,330	977,290	(a)(b)
Lehman Mortgage Trust, 2006-3 2A2, IO	6.687%	7/25/36	4,240,836	1,369,553	(a)(b)
Lehman Mortgage Trust, 2006-7 1A3, IO	4.897%	11/25/36	8,808,135	2,083,309	(b)
Lehman Mortgage Trust, 2006-7 3A2, IO	6.697%	11/25/36	6,850,105	2,675,974	(a)(b)
Lehman Mortgage Trust, 2007-1 2A3, IO	6.177%	2/25/37	12,277,576	4,790,011	(b)
Lehman Mortgage Trust, 2007-5 2A3	0.783%	6/25/37	4,093,236	1,421,344	(b)
Lehman XS Trust, 2005-9N 1A1	0.723%	2/25/36	1,444,077	1,153,226	(a)(b)
Lehman XS Trust, 2006-14N 3A2	0.573%	8/25/36	2,359,518	1,804,868	(a)(b)
Lehman XS Trust, 2006-19 A4	0.623%	12/25/36	1,098,773	762,992	(a)(b)
Lehman XS Trust, 2007-8H A1	0.583%	6/25/37	47,016	44,552	(a)(b)
MASTR Adjustable Rate Mortgages Trust, 2004-12 5A1	2.816%	10/25/34	186,335	181,326	(a)(b)
MASTR Adjustable Rate Mortgages Trust, 2006-0A1 1A1	0.663%	4/25/46	368,626	262,732	(a)(b)
MASTR Adjustable Rate Mortgages Trust, 2006-2 4A1	2.812%	2/25/36	63,706	61,622	(a)(b)
MASTR Asset-Backed Securities Trust, 2005-AB1 A5A	5.712%	11/25/35	3,360,000	1,804,429	(a)
MASTR Reperforming Loan Trust, 2005-1 1A2	6.500%	8/25/34	841,577	826,605	(a)(c)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	225,139	229,492	(a)(c)
MASTR Reperforming Loan Trust, 2005-1 1A4	7.500%	8/25/34	91,854	93,905	(a)(c)
MASTR Reperforming Loan Trust, 2005-2 1A3	7.500%	5/25/35	14,061	14,482	(a)(c)
MASTR Reperforming Loan Trust, 2006-2 1A1	4.568%	5/25/36	1,689,227	1,535,687	(a)(b)(c)
Merrill Lynch Mortgage Investors Trust, 2005-A2 A5	2.650%	2/25/35	374,034	373,896	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2006-A1 2A1	2.821%	3/25/36	864,152	571,427	(a)(b)
Morgan Stanley Capital Inc., 2003-NC10 M2	3.153%	10/25/33	354,568	340,155	(a)(b)

See Notes to Financial Statements.

8	Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Residential Mortgage-Backed Securities — continued
Morgan Stanley Mortgage Loan Trust, 2004-6AR 2A2	3.131%	8/25/34	436,381	$432,083	(a)(b)
Morgan Stanley Mortgage Loan Trust, 2004-7AR B1	2.638%	9/25/34	536,487	269,110	(a)(b)
Morgan Stanley Mortgage Loan Trust, 2006-8AR 1A2	0.523%	6/25/36	304,444	133,149	(a)(b)
Morgan Stanley Mortgage Loan Trust, 2007-05AX 2A3	0.683%	2/25/37	1,451,162	773,095	(a)(b)
Morgan Stanley Mortgage Loan Trust, 2007-15AR 4A1	4.435%	11/25/37	1,195,538	858,458	(a)(b)
Morgan Stanley Re-remic Trust, 2015-R2 1B	0.957%	12/26/46	1,037,254	435,747	(b)(c)
New Century Home Equity Loan Trust, 2004-3 M3	1.518%	11/25/34	829,480	676,127	(a)(b)
Nomura Resecuritization Trust, 2014-5R 1A9	10.821%	6/26/35	1,782,244	1,733,405	(a)(b)(c)
Popular ABS Mortgage Pass-Through Trust, 2004-4 M2	4.682%	9/25/34	1,367,983	1,224,958	(a)
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	3,072,279	2,958,793	(a)(c)
Provident Bank Home Equity Loan Trust, 2000-2 A1	0.993%	8/25/31	1,192,902	896,410	(a)(b)
RAAC Series, 2006-RP3 A	0.716%	5/25/36	570,033	518,660	(a)(b)(c)
RAAC Series, 2007-RP2 A	0.796%	2/25/46	923,907	858,011	(a)(b)(c)
Renaissance Home Equity Loan Trust, 2004-3 M1	5.157%	11/25/34	802,484	689,884	(a)
Renaissance Home Equity Loan Trust, 2006-1 AF5	6.166%	5/25/36	626,300	433,124	(a)
Renaissance Home Equity Loan Trust, 2006-2 AV3	0.693%	8/25/36	1,308,052	718,185	(b)(d)
Renaissance Home Equity Loan Trust, 2007-1 AF3	5.612%	4/25/37	3,183,170	1,565,316	(d)
Renaissance Home Equity Loan Trust, 2007-2 AF1	5.893%	6/25/37	2,629,703	1,270,659
Renaissance Home Equity Loan Trust, 2007-2 AF2	5.675%	6/25/37	453,177	211,178
Renaissance Home Equity Loan Trust, 2007-2 AF5	6.203%	6/25/37	1,949,147	995,122
Renaissance Home Equity Loan Trust, 2007-2 AF6	5.879%	6/25/37	3,278,658	1,580,608
Renaissance Home Equity Loan Trust, 2007-3 AF3	7.238%	9/25/37	1,661,156	974,222
Residential Accredit Loans Inc., 2005-QA3 CB4	3.525%	3/25/35	2,385,309	1,534,324	(a)(b)
Residential Accredit Loans Inc., 2006-QA01 A11	3.491%	1/25/36	771,509	593,270	(a)(b)
Residential Accredit Loans Inc., 2006-QA01 A31	4.594%	1/25/36	1,656,590	1,286,313	(a)(b)
Residential Accredit Loans Inc., 2006-QA04 A	0.633%	5/25/36	490,724	374,050	(a)(b)
Residential Accredit Loans Inc., 2006-QO1 3A1	0.723%	2/25/46	3,437,279	1,952,662	(a)(b)
Residential Accredit Loans Inc., 2006-QO2 A2	0.723%	2/25/46	4,678,784	2,107,903	(b)
Residential Accredit Loans Inc., 2006-QS13 1A2, IO	6.707%	9/25/36	930,524	253,014	(b)
Residential Accredit Loans Inc., 2007-QA2 A1	0.583%	2/25/37	466,094	408,196	(a)(b)
Residential Asset Mortgage Products Inc., 2004-SL3 A3	7.500%	12/25/31	864,799	879,642	(a)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	115,374	94,151	(a)
Residential Asset Mortgage Products Inc., 2005-SL2 A5	8.000%	10/25/31	312,866	294,533	(a)
Residential Asset Securities Corp., 2003-KS9 A2B	1.093%	11/25/33	971,744	815,271	(a)(b)
Residential Asset Securitization Trust, 2005-A13 1A3	0.923%	10/25/35	188,301	140,680	(a)(b)
Residential Asset Securitization Trust, 2005-A7 A2, IO	6.797%	6/25/35	2,684,238	513,537	(b)
Residential Asset Securitization Trust, 2006-A1 1A6	0.953%	4/25/36	2,177,333	1,239,131	(a)(b)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Residential Mortgage-Backed Securities — continued
Residential Asset Securitization Trust, 2006-A1 1A7, IO	5.047%	4/25/36	4,568,417	$1,011,604	(a)(b)
Residential Asset Securitization Trust, 2007-A1 A6, IO	6.603%	3/25/37	5,590,773	1,621,761	(a)(b)
Residential Asset Securitization Trust, 2007-A2 1A1	6.000%	4/25/37	396,769	331,287	(a)
Residential Funding Mortgage Securities I, 2005-SA3 1A	3.080%	8/25/35	1,716,282	1,291,631	(a)(b)
Residential Funding Mortgage Securities I, 2006-S8 A12, IO	4.947%	9/25/36	7,368,539	1,305,704	(b)
Residential Funding Mortgage Securities I, 2006-SA2 4A1	4.579%	8/25/36	390,595	339,974	(a)(b)
Residential Funding Mortgage Securities I, 2007-S6 1A13, IO	5.047%	6/25/37	3,667,085	625,215	(b)
Residential Funding Mortgage Securities II, 2004-HS1 AI6	3.640%	3/25/34	10,624	10,637	(a)(b)
Residential Funding Mortgage Securities II, 2005-HI2 M7	5.810%	5/25/35	359,604	361,853	(a)
Saxon Asset Securities Trust, 2007-3 2A1	0.673%	9/25/47	254,426	252,803	(b)(d)
Structured Agency Credit Risk Debt Notes, 2015-HQ1 B	11.203%	3/25/25	4,294,460	4,299,605	(a)(b)
Structured Agency Credit Risk Debt Notes, 2016-DNA2 B	10.953%	10/25/28	500,000	503,844	(a)(b)
Structured Agency Credit Risk Debt Notes, 2016-DNA3 B	11.696%	12/25/28	1,040,000	1,045,554	(a)(b)
Structured ARM Loan Trust, 2004-07 A3	1.188%	6/25/34	185,236	172,640	(a)(b)
Structured ARM Loan Trust, 2004-18 1A2	2.968%	12/25/34	599,964	570,214	(a)(b)
Structured ARM Loan Trust, 2005-04 1A1	2.890%	3/25/35	251,555	218,880	(a)(b)
Structured ARM Loan Trust, 2005-04 5A	3.116%	3/25/35	216,816	196,780	(a)(b)
Structured ARM Loan Trust, 2005-07 1A3	2.961%	4/25/35	140,024	129,739	(a)(b)
Structured ARM Loan Trust, 2005-20 4A2	2.823%	10/25/35	301,668	10,208	(b)
Structured ARM Loan Trust, 2006-8 3A5	4.197%	9/25/36	2,235,609	1,783,310	(a)(b)
Structured ARM Loan Trust, 2007-5 2A2	3.028%	6/25/37	1,061,120	620,301	(a)(b)
Structured Asset Investment Loan Trust, 2004-8 M7	3.228%	9/25/34	26,443	23,727	(a)(b)
Structured Asset Investment Loan Trust, 2004-8 M9	4.203%	9/25/34	318,981	99,755	(b)
Structured Asset Mortgage Investments Inc., 2006-AR5 4A1	0.673%	5/25/46	740,270	397,541	(a)(b)
Structured Asset Securities Corp., 2004-20 5A1	6.250%	11/25/34	210,485	214,563	(a)
Structured Asset Securities Corp., 2005-5 2A2	5.500%	4/25/35	188,143	184,969	(a)
Structured Asset Securities Corp., 2005-RF1 A	0.803%	3/25/35	81,707	67,364	(a)(b)(c)
Structured Asset Securities Corp., 2006-RF3 1A1, PAC-11	6.000%	10/25/36	1,426,493	1,415,602	(a)(c)
Structured Asset Securities Corp., 2006-RF4 2A2	6.000%	10/25/36	1,819,798	955,187	(c)
Voyager Countywide Delaware Trust, 2009-1 3QB1, IO	0.686%	3/16/30	772,776	670,602	(a)(b)(c)
Wachovia Mortgage Loan Trust LLC, 2005-B 2A2	2.805%	10/20/35	62,129	56,440	(a)(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-09 5A4	32.609%	11/25/35	113,934	210,795	(a)(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-10 2A3	1.353%	11/25/35	220,720	153,636	(a)(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-8 1A6	21.621%	10/25/35	398,583	546,085	(a)(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1C3	0.943%	10/25/45	414,262	351,984	(a)(b)

See Notes to Financial Statements.

10	Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Residential Mortgage-Backed Securities — continued
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR18 2A1	2.760%	1/25/36	686,803		$609,741	(a)(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR10 A1	0.553%	12/25/36	612,743		399,282	(a)(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR15 2A1B	2.178%	11/25/46	643,371		299,529	(a)(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR16 2A2	2.248%	12/25/36	386,395		329,829	(a)(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR18 1A1	2.008%	1/25/37	47,120		40,014	(a)(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY3 4A1	2.735%	3/25/37	145,848		138,035	(a)(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY7 1A1	2.724%	7/25/37	148,587		120,248	(a)(b)
Wells Fargo Alternative Loan Trust, 2007-PA1 A12, IO	5.007%	3/25/37	5,672,155		1,061,584	(a)(b)(e)
Wells Fargo Mortgage Backed Securities Trust, 2005-AR2 2A2	2.872%	3/25/35	133,278		134,602	(a)(b)
Total Residential Mortgage-Backed Securities (Cost — $193,526,304)					204,457,094

			Face Amount†/ Units
Asset-Backed Securities — 16.3%
Access Group Inc., 2004-A B1	1.699%	7/1/39	1,400,000		1,146,079	(a)(b)
American Money Management Corp., 2015-16A E	6.230%	4/14/27	2,500,000		1,917,918	(a)(b)(c)
Babson CLO Ltd., 2015-2A E	6.184%	7/20/27	1,500,000		1,247,222	(a)(b)(c)
Bombardier Capital Mortgage Securitization Corp. Trust, 1998-B A	6.530%	10/15/28	814,120		849,103	(a)(b)
Bombardier Capital Mortgage Securitization Corp. Trust, 1999-A A3	5.980%	3/15/29	430,130		440,367	(a)(b)
Carlyle Global Market Strategies, 2015-2A D	5.934%	4/27/27	1,250,000		1,019,413	(a)(b)(c)
Credit-Based Asset Servicing and Securitization LLC, 2006-MH1 M1	5.340%	10/25/36	426,259		445,189	(a)(c)
Dryden Senior Loan Fund, 2015-40A E	6.576%	8/15/28	1,300,000		1,127,300	(a)(b)(c)
Firstfed Corp. Manufactured Housing Contract, 1997-2 B	8.110%	5/15/24	405,936		313,822	(c)
GoldenTree Loan Opportunities Ltd., 2015-10A E2	5.834%	7/20/27	1,250,000		1,009,934	(a)(b)(c)
Greenpoint Manufactured Housing, 1999-3 1A7	7.270%	6/15/29	1,083,402		1,074,115	(a)
Greenpoint Manufactured Housing, 1999-3 2A2	3.713%	6/19/29	375,000		326,719	(a)(b)
Greenpoint Manufactured Housing, 1999-4 A2	3.943%	2/20/30	525,000		457,406	(a)(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.938%	2/20/32	250,000		222,077	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.934%	3/13/32	450,000		399,552	(b)
Magnus-Relda Holding Vier GmbH, 1A JNR	7.000%	10/28/24	1,067,000	EUR	1,148,580	(c)(f)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†/ Units		Value
Asset-Backed Securities — continued
Nationstar HECM Loan Trust, 2015-2A M2	6.657%	11/25/25	940,000		$939,408	(a)(c)
Neuberger Berman CLO Ltd., 2015-19A D	5.878%	7/15/27	2,000,000		1,587,814	(a)(b)(c)
Newcastle Mortgage Securities Trust, 2006-1 M4	0.903%	3/25/36	4,000,000		2,440,290	(b)
Origen Manufactured Housing Contract Trust, 2006-A A2	2.379%	10/15/37	1,947,024		1,676,355	(a)(b)
Origen Manufactured Housing Contract Trust, 2007-A A2	2.291%	4/15/37	1,985,705		1,678,302	(a)(b)
Purchasing Power Funding, 2015-A C	8.000%	12/15/19	1,729,324		1,707,707	(a)(c)
SMB Private Education Loan Trust, 2014-A C	4.500%	9/15/45	2,880,000		2,575,506	(a)(c)
SMB Private Education Loan Trust, 2014-A R	0.000%	9/15/45	6,875		3,196,875	(a)(c)(f)
Social Professional Loan Program LLC, 2014-A RC	0.000%	7/14/2124	700		1,792,225	(a)(c)(f)
Structured Asset Securities Corp., 2005-WF3 M3	1.033%	7/25/35	2,100,976		1,567,365	(a)(b)
Treman Park CLO Ltd, 2015-1A E	6.834%	4/20/27	2,800,000		2,413,841	(a)(b)(c)
Voya CLO Ltd., 2015-1A D	6.233%	4/18/27	2,000,000		1,654,984	(a)(b)(c)
Total Asset-Backed Securities (Cost — $39,266,423)					36,375,468

			Face Amount†
Commercial Mortgage-Backed Securities — 34.1%
Banc of America Commercial Mortgage Trust, 2007-2 AJ	5.800%	4/10/49	3,000,000		2,801,302	(b)(d)
Bank of America Merrill Lynch Large Loan Inc., 2014-INMZ MZB	8.922%	12/15/19	1,500,000		1,416,885	(a)(b)(c)
BCAP LLC Trust, 2014-RR3 3A2	0.293%	7/26/36	85,000		53,735	(a)(c)
BCAP LLC Trust, 2014-RR3 5A2	0.585%	10/26/36	100,000		62,472	(a)(b)(c)
BLCP Hotel Trust, 2014-CLMZ M	6.170%	8/15/29	1,480,185		1,412,618	(a)(b)(c)
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	1,933,316		1,556,526	(a)(b)
Citigroup Commercial Mortgage Trust, 2015-GC27 E	3.000%	2/10/48	2,000,000		1,054,225	(c)
Citigroup Commercial Mortgage Trust, 2015-GC29 E	4.294%	4/10/48	2,950,000		1,643,312	(b)(c)
Citigroup Commercial Mortgage Trust, 2015-GC29 F	4.294%	4/10/48	1,410,000		851,337	(b)(c)
Commercial Mortgage Trust, 2013-CR09 E	4.399%	7/10/45	3,500,000		2,681,579	(a)(b)(c)
Commercial Mortgage Trust, 2013-CR12 E	5.253%	10/10/46	110,000		93,924	(a)(b)(c)
Commercial Mortgage Trust, 2015-CR25 D	3.949%	8/10/48	100,000		71,527	(a)(b)
Commercial Mortgage Trust, 2015-CR25 E	4.699%	8/10/48	3,000,000		1,716,135	(b)(c)
Commercial Mortgage Trust, 2015-CR25 F	4.699%	8/10/48	1,400,000		648,332	(b)(c)
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	2,501,000		2,233,317	(a)
Credit Suisse European Mortgage Capital Ltd., 2014-1MGN B	3.750%	7/20/22	616,954	EUR	667,548	(b)(c)
Credit Suisse Mortgage Trust, 2006-C4 AJ	5.538%	9/15/39	2,010,000		1,988,825	(a)(b)
Credit Suisse Mortgage Trust, 2007-C5 AM	5.869%	9/15/40	1,940,000		1,757,831	(a)(b)
Credit Suisse Mortgage Trust, 2014-USA F	4.373%	9/15/37	1,620,000		1,292,427	(a)(c)

See Notes to Financial Statements.

12	Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Mortgage-Backed Securities — continued
Credit Suisse Mortgage Trust, 2015-LHMZ	8.928%	7/20/20	3,000,000	$2,846,052	(a)(c)
Credit Suisse Mortgage Trust, 2015-Town MZ	9.157%	3/1/28	4,000,000	3,882,848	(a)(c)
DBUBS Mortgage Trust, 2011-LC3A G	3.750%	8/10/44	2,600,000	1,576,133	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.795%	6/25/20	791,027	38,028	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K034 X3, IO	1.783%	9/25/41	10,200,000	956,665	(a)(b)
FREMF Mortgage Trust, 2014-KF05 B	4.453%	9/25/22	1,793,753	1,673,165	(a)(b)(c)
GE Business Loan Trust, 2005-1A D	3.162%	6/15/33	759,250	640,510	(a)(b)(c)
GE Business Loan Trust, 2006-1A C	0.862%	5/15/34	177,278	149,836	(a)(b)(c)
GE Business Loan Trust, 2006-2A C	0.822%	11/15/34	984,878	847,850	(a)(b)(c)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	2,000,000	1,950,218	(a)(b)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	190,000	157,961	(a)
GS Mortgage Securities Trust, 2007-GG10 AJ	5.988%	8/10/45	4,800,000	2,015,709	(a)(b)
GS Mortgage Securities Trust, 2007-GG10 AM	5.988%	8/10/45	1,990,000	1,800,618	(a)(b)
GS Mortgage Securities Trust, 2013-GC14 F	4.927%	8/10/46	160,000	130,977	(a)(b)(c)
Hyatt Hotel Portfolio Trust, 2014-HYMZ M	6.667%	11/15/16	1,750,000	1,710,843	(a)(b)(c)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 D	4.272%	8/15/48	550,000	395,932	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-CB16 AJ	5.623%	5/12/45	380,000	375,579	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	6.184%	4/17/45	940,000	708,096	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	2,290,000	1,864,037	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJS	5.386%	5/15/47	420,000	335,939	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	600,000	548,527	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	5.887%	2/12/49	1,610,000	1,384,399	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.203%	2/15/51	1,080,000	1,025,510	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LDPX AJ	5.503%	1/15/49	2,650,000	1,231,974	(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-CBMZ M	6.661%	10/15/19	1,900,000	1,846,513	(a)(b)(c)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	412,000	370,084	(a)(b)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	1,422,000	1,165,412	(a)(b)
ML-CFC Commercial Mortgage Trust, 2007-9 AJA	6.222%	9/12/49	400,000	326,487	(a)(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C21 E	3.012%	3/15/48	750,000	455,285	(c)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Mortgage-Backed Securities — continued
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 E	4.680%	10/15/48	2,000,000	$1,368,399	(b)(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 F	4.680%	10/15/48	900,000	480,338	(b)(c)
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	1,290,000	1,121,628	(a)
Morgan Stanley Capital I Trust, 2007-IQ16 AJ	6.298%	12/12/49	1,590,000	1,430,439	(a)(b)
Motel 6 Trust, 2015-MTL6 F	5.000%	2/5/30	2,520,000	2,383,904	(a)(c)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	5.000%	5/10/63	3,130,000	2,288,985	(a)(b)(c)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	5.000%	5/10/63	5,510,000	2,419,413	(b)(c)
Wells Fargo Commercial Mortgage Trust, 2013-LC12 E	3.500%	7/15/46	130,000	93,076	(a)(c)
Wells Fargo Commercial Mortgage Trust, 2015-C31 E	4.766%	11/15/48	2,000,000	1,322,952	(b)(c)
Wells Fargo Commercial Mortgage Trust, 2015-SG1 D	4.620%	12/15/47	400,000	314,376	(a)(b)
WF-RBS Commercial Mortgage Trust, 2011-C4 F	5.000%	6/15/44	3,870,000	3,342,403	(a)(b)(c)
WF-RBS Commercial Mortgage Trust, 2012-C9 E	4.961%	11/15/45	3,500,000	2,823,922	(a)(b)(c)
Total Commercial Mortgage-Backed Securities (Cost — $81,568,413)				75,804,879
Corporate Bonds & Notes — 4.0%
Consumer Discretionary — 1.4%
Household Durables — 1.4%
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	3,000,000	3,097,500	(d)
Consumer Staples — 0.3%
Food & Staples Retailing — 0.3%
CVS Corp., Pass-Through Trust	9.350%	1/10/23	480,000	579,106	(a)(c)
Industrials — 0.0%
Airlines — 0.0%
Air 2 US, Notes	8.027%	10/1/19	66,901	69,912	(a)(c)
Materials — 1.3%
Metals & Mining — 1.3%
Evraz Group SA, Senior Notes	6.750%	4/27/18	2,800,000	2,908,500	(c)(d)
Telecommunication Services — 1.0%
Wireless Telecommunication Services — 1.0%
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	2,650,000	2,226,000	(d)(g)
Total Corporate Bonds & Notes (Cost — $9,184,545)				8,881,018
Total Investments before Short-Term Investments (Cost — $323,545,685)				325,518,459

See Notes to Financial Statements.

14	Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Shares	Value
Short-Term Investments — 4.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $9,739,938)	0.238%	9,739,938	$9,739,938
Total Investments — 150.7% (Cost — $333,285,623#)			335,258,397
Liabilities in Excess of Other Assets — (50.7)%			(112,724,339)
Total Net Assets — 100.0%			$222,534,058

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(e)	Illiquid security.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(g)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CLO	— Collateral Loan Obligation
EUR	— Euro
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only

Security	Rate	Maturity Date	Face Amount†	Value
Securities Sold Short‡
Residential Mortgage-Backed Securities — (0.7)%
Government National Mortgage Association (GNMA) II (Proceeds — $(1,591,055))	3.500%	7/20/46	(1,500,000)	$(1,592,168	) (a)

†	Face amount denominated in U.S. dollars, unless otherwise noted.

‡	Percentages indicated are based on net assets.

(a)	This security is traded on a to-be-announced (“TBA”) basis and is part of a mortgage dollar roll agreement (See Note 1).

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report	15

Statement of assets and liabilities (unaudited)

June 30, 2016

Assets:
Investments in securities, at value (Cost — $333,285,623)	$335,258,397
Foreign currency, at value (Cost — $2,548)	2,148
Receivable for securities sold	1,654,006
Interest receivable	1,620,233
Deposits with brokers for open reverse repurchase agreements	1,032,000
Deposits with brokers for OTC swap contracts	1,000,000
Deposits with brokers for open futures contracts	184,030
Unrealized appreciation on forward foreign currency contracts	80,703
Foreign currency collateral for open futures contracts, at value (Cost — $34,427)	34,421
Prepaid expenses	14,993
Other assets	42,041
Total Assets	340,922,972

Liabilities:
Loan payable (Note 5)	104,750,000
Payable for open reverse repurchase agreements (Note 3)	11,040,250
Investments sold short, at value (proceeds received — $1,591,055)	1,592,168
Investment management fee payable	282,843
OTC swaps, at value (premiums received — $0)	243,088
Interest payable	188,975
Due to custodian	117,688
Payable to broker — variation margin on open futures contracts	12,599
Unrealized depreciation on forward foreign currency contracts	10,345
Directors’ fees payable	6,535
Accrued expenses	144,423
Total Liabilities	118,388,914
Total Net Assets	$222,534,058

Net Assets:
Par value ($0.001 par value; 10,433,715 shares issued and outstanding; 100,000,000 shares authorized)	$10,434
Paid-in capital in excess of par value	197,080,079
Undistributed net investment income	22,967,057
Accumulated net realized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions	1,066,982
Net unrealized appreciation on investments, futures contracts, short sales, swap contracts and foreign currencies	1,409,506
Total Net Assets	$222,534,058

Shares Outstanding	10,433,715

Net Asset Value	$21.33

See Notes to Financial Statements.

16	Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2016

Investment Income:
Interest	$12,499,830

Expenses:
Investment management fee (Note 2)	1,743,719
Interest expense (Notes 3 and 5)	944,412
Excise tax (Note 1)	200,000
Audit and tax fees	110,417
Directors’ fees	30,160
Commitment fees (Note 5)	28,877
Transfer agent fees	22,138
Shareholder reports	15,824
Fund accounting fees	11,956
Legal fees	11,649
Stock exchange listing fees	10,599
Custody fees	4,961
Insurance	2,395
Miscellaneous expenses	6,563
Total Expenses	3,143,670
Net Investment Income	9,356,160

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Short Sales, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,113,365
Futures contracts	(636,784)
Written options	332,284
Swap contracts	(1,139,003)
Foreign currency transactions	(116,083)
Net Realized Gain	553,779
Change in Net Unrealized Appreciation (Depreciation) From:
Investment transactions	(10,001,689)
Futures contracts	(436,496)
Securities sold short	(1,113)
Swap contracts	(243,088)
Foreign currencies	64,323
Change in Net Unrealized Appreciation (Depreciation)	(10,618,063)
Net Loss on Investments, Futures Contracts, Written Options, Short Sales, Swap Contracts and Foreign Currency Transactions	(10,064,284)
Decrease in Net Assets From Operations	$(708,124)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report	17

Statements of changes in net assets

For the Six Months Ended June 30, 2016 (unaudited) and the Year Ended December 31, 2015	2016	2015

Operations:
Net investment income	$9,356,160	$22,237,760
Net realized gain	553,779	10,173,776
Change in net unrealized appreciation (depreciation)	(10,618,063)	(18,575,871)
Increase (Decrease) in Net Assets From Operations	(708,124)	13,835,665

Distributions to Shareholders From (Note 1):
Net investment income	(14,184,150)	(24,269,159)
Net realized gains	—	(10,292,920)
Decrease in Net Assets From Distributions to Shareholders	(14,184,150)	(34,562,079)

Fund Share Transactions:
Reinvestment of distributions (10,973 and 12,104 shares issued, respectively)	242,061	289,495
Increase in Net Assets From Fund Share Transactions	242,061	289,495
Decrease in Net Assets	(14,650,213)	(20,436,919)

Net Assets:
Beginning of period	237,184,271	257,621,190
End of period*	$222,534,058	$237,184,271
*Includes undistributed net investment income of:	$22,967,057	$27,795,047

See Notes to Financial Statements.

18	Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended June 30, 2016

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets resulting from operations	$(708,124)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(21,568,185)
Sales of portfolio securities	63,033,795
Net purchases, sales and maturities of short-term investments	(5,969,508)
Cash paid for purchased options	(899,409)
Net amortization of premium (accretion of discount)	383,867
Increase in receivable for securities sold	(1,604,006)
Decrease in interest receivable	8,847
Increase in prepaid expenses	(8,297)
Increase in foreign currency collateral for open futures contracts	(12,455)
Increase in deposits with brokers for OTC swap contracts	(1,000,000)
Decrease in deposits with brokers for open reverse repurchase agreements	1,299,000
Decrease in deposits with brokers for centrally cleared swap contracts	26
Decrease in payable for securities purchased	(3,000,000)
Decrease in investment management fee payable	(33,707)
Decrease in Directors’ fees payable	(2,059)
Decrease in interest payable	(130,576)
Decrease in accrued expenses	(693,054)
Decrease in payable to broker — variation margin on open futures contracts	(12,879)
Net realized gain on investments	(2,113,365)
Change in net unrealized appreciation (depreciation) of investments, securities sold short, OTC swap contracts and forward foreign currency transactions	10,180,100
Net Cash Provided by Operating Activities*	37,150,011

Cash Flows From Financing Activities:
Distributions paid on common stock	(20,714,007)
Increase in loan payable	24,250,000
Decrease in payable for open reverse repurchase agreements	(40,828,284)
Increase in due to custodian	117,688
Net Cash Used in Financing Activities	(37,174,603)
Net Decrease in Cash	(24,592)
Cash at Beginning of Period	26,740
Cash at End of Period	$2,148

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$242,061

*	Included in operating expenses is cash of $1,099,422 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report	19

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
	2016[1,2]	2015[1]	2014[1]	2013[1]	2012	2011

Net asset value, beginning of period	$22.76	$24.75	$23.78	$23.88	$19.01	$21.98

Income (loss) from operations:
Net investment income	0.90	2.13	1.87	1.44	1.68	2.21
Net realized and unrealized gain (loss)	(0.97)	(0.80)	2.19	2.16	6.07	(3.26)
Total income (loss) from operations	(0.07)	1.33	4.06	3.60	7.75	(1.05)

Less distributions from:
Net investment income	(1.36) [3]	(2.33)	(1.75)	(1.62)	(1.80)	(1.92)
Net realized gains	—	(0.99)	(1.34)	(2.08)	(1.08)	—
Total distributions	(1.36)	(3.32)	(3.09)	(3.70)	(2.88)	(1.92)

Net asset value, end of period	$21.33	$22.76	$24.75	$23.78	$23.88	$19.01

Market price, end of period	$23.12	$23.55	$23.84	$23.18	$24.21	$19.61
Total return, based on NAV[4,5]	(0.28)%	5.44%	17.55%	15.65%	42.32%	(5.07)%
Total return, based on Market Price[6]	4.43%	13.56%	16.76%	12.14%	40.09%	(0.35)%

Net assets, end of period (000s)	$222,534	$237,184	$257,621	$247,551	$248,407	$197,289

Ratios to average net assets:
Gross expenses	2.78%[7]	2.39%	2.36%	2.33%	1.89%[8]	2.24%[8]
Net expenses	2.78 [7]	2.39	2.36	2.33	1.89 [8]	2.24 [8]
Net investment income	8.26 [7]	8.65	7.39	5.83	7.53	10.29

Portfolio turnover rate	6%[9]	24%	35%	32%	46%	13%

Supplemental data:
Loan Outstanding, End of Period (000s)	$104,750	$80,500	$116,700	$116,700	$30,000	—
Asset Coverage Ratio for Loan Outstanding[10]	312%	395%	321%	312%	927%	—
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[10]	$3,124	$3,946	$3,208 [11]	$3,121 [11]	$9,280 [11]	—
Weighted Average Loan (000s)	$77,150	$99,544	$116,700	$112,256	$32,720	—
Weighted Average Interest Rate on Loan	1.33%	1.06%	1.02%	1.04%	1.08%	—

See Notes to Financial Statements.

20	Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2016 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Does not include expenses of PPIP Limited Partnership in which the Fund invested.

[9]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would not have changed.

[10]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[11]	Added to conform to current period presentation.

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report	21

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Mortgage Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on December 11, 2009 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in a diverse portfolio of mortgage-backed securities (“MBS”), consisting primarily of non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). The Fund intends to liquidate and distribute substantially all of the Fund’s net assets to shareholders on or about March 1, 2022.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the

22	Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report

security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

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Notes to financial statements (unaudited) (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Residential mortgage-backed securities	—	$204,457,094	—	$204,457,094
Asset-backed securities	—	27,590,673	$8,784,795	36,375,468
Commercial mortgage-backed securities	—	75,137,331	667,548	75,804,879
Corporate bonds & notes	—	8,881,018	—	8,881,018
Total long-term investments	—	$316,066,116	$9,452,343	$325,518,459
Short-term investments†	$9,739,938	—	—	$9,739,938
Total investments	$9,739,938	$316,066,116	$9,452,343	$335,258,397
Other financial instruments:
Forward foreign currency contracts	—	$80,703	—	$80,703
Total	$9,739,938	$316,146,819	$9,452,343	$335,339,100

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Securities sold short	—	$1,592,168	—	$1,592,168
OTC total return swaps	—	243,088	—	243,088
Futures contracts	$388,596	—	—	388,596
Forward foreign currency contracts	—	10,345	—	10,345
Total	$388,596	$1,845,601	—	$2,234,197

†	See Schedule of Investments for additional detailed categorizations.

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The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Asset-Backed Securities	Commercial Mortgage-Backed Securities	OTC Total Return Swaps		Total
Balance as of December 31, 2015	$9,415,616	$11,547,644	$0	*	$20,963,260
Accrued premiums/discounts	7,054	7,272	—		14,326
Realized gain (loss)[1]	15,130	(76,251)	1,685		(59,436)
Change in unrealized appreciation (depreciation)[2]	(217,991)	(111,114)	(243,088)		(572,193)
Purchases	—	—	—		—
Sales	(590,297)	(3,971,103)	(1,685)		(4,563,085)
Transfers into Level 3[3]	939,408	—	—		939,408
Transfers out of Level 3[4]	(784,125)	(6,728,900)	243,088		(7,269,937)
Balance as of June 30, 2016	$8,784,795	$667,548	—		$9,452,343
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2016[2]	$(215,051)	$115,336	—		$(99,715)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which

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Notes to financial statements (unaudited) (cont’d)

the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the

26	Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report

option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

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Notes to financial statements (unaudited) (cont’d)

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Leverage. The Fund may seek to enhance the level of its current distributions to holders of common stock through the use of leverage. The Fund may use leverage directly at the Fund level through borrowings, including loans from certain financial institutions or through a qualified government sponsored program, the use of reverse repurchase agreements and/or the issuance of debt securities (collectively, “Borrowings”), and possibly through the issuance of preferred stock (“Preferred Stock”), in an aggregate amount of up to approximately 33  1/3% of the Fund’s Total Assets immediately after such Borrowings and/or issuances of Preferred Stock. “Total Assets” means net assets of the Fund plus the amount of any Borrowings and assets attributable to Preferred Stock that may be outstanding. Currently, the Fund has no intention to issue notes or debt securities or Preferred Stock. In addition, the Fund may enter into additional reverse repurchase agreements and/or use similar investment management techniques that may provide leverage, but which are not subject to the foregoing 33  1/3% limitation so long as the Fund has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering related obligations.

(j) Mortgage-backed securities. Mortgage-Backed Securities (“MBS”) include CMBS and RMBS. These securities depend on payments (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such

28	Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report

securities) primarily from the cash flow from secured commercial or residential mortgage loans made to borrowers. Such loans are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by commercial or residential real estate, the proceeds of which are used to purchase and or to construct commercial or residential real estate. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although certain mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(k) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(l) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(m) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment,

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Notes to financial statements (unaudited) (cont’d)

interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(n) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(o) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap

30	Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report

contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2016, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended June 30, 2016, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects

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Notes to financial statements (unaudited) (cont’d)

the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(p) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

32	Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(q) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(r) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(s) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(t) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or

Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2016, the Fund held forward foreign currency contracts and OTC total return swaps with credit related contingent features which had a liability position of $253,433. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of June 30, 2016, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,000,000, which could be used to reduce the required payment.

(u) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The Fund accretes market discounts and amortizes market premiums on debt securities using the effective yield method. Accretion of market discounts and amortization of market premiums requires the application of several assumptions including, but not limited to, prepayment assumptions and default rate assumptions, which are reevaluated not less than quarterly and require the use of a significant amount of judgment. Principal write-offs are generally treated as realized losses. The Fund’s accretion of discounts and amortization of premiums for U.S. federal and other tax purposes is likely to differ from the financial accounting treatment under GAAP of these

34	Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report

items as described above. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(v) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(w) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(x) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(y) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily managed assets. Managed assets are net assets plus the proceeds of any outstanding borrowings used for leverage.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.70% of the Fund’s daily managed assets that the subadviser allocates to Western Asset Limited to manage.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$19,945,049	$1,623,136
Sales	61,442,740	1,591,055

At June 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$19,782,947
Gross unrealized depreciation	(17,810,173)
Net unrealized appreciation	$1,972,774

Transactions in reverse repurchase agreements for the Fund during the six months ended June 30, 2016 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$45,729,719	1.904%	$52,513,250

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.750% to 2.178% during the six months ended June 30, 2016. Interest expense incurred on reverse repurchase agreements totaled $433,070.

36	Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report

At June 30, 2016, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value
Credit Suisse	0.750%	6/26/13	TBD**	$1,990,450	Corporate Bonds & Notes	$1,974,000
					Cash	235,358
Credit Suisse	1.000%	1/12/16	TBD**	2,102,800	Corporate Bonds & Notes	2,908,500
					Cash	248,642
Royal Bank of Canada	1.827%	4/7/16	7/7/16	299,000	Residential Mortgage-Backed Securities	252,803
					Cash	23,586
Royal Bank of Canada	1.877%	4/7/16	7/7/16	563,000	Residential Mortgage-Backed Securities	718,185
					Cash	44,411
Royal Bank of Canada	1.977%	4/7/16	7/7/16	2,381,000	Commercial Mortgage-Backed Securities	2,801,302
					Cash	187,820
Royal Bank of Canada	2.027%	4/7/16	7/7/16	1,113,000	Residential Mortgage-Backed Securities	1,565,316
					Cash	87,797
Royal Bank of Canada	1.384%	4/27/16	7/27/16	2,591,000	Corporate Bonds & Notes	3,097,500
					Cash	204,386
Total				$11,040,250		$14,349,606

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**	TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

At June 30, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
Euro-Bund	5	9/16	$907,511	$927,307	$(19,796)
U.S. Treasury 5-Year Notes	25	9/16	2,999,202	3,054,102	(54,900)
U.S. Treasury 10-Year Notes	117	9/16	15,245,272	15,559,172	(313,900)
Net unrealized depreciation on open futures contracts					$(388,596)

During the six months ended June 30, 2016, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of December 31, 2015	—	—
Options written	256,330,000	$332,284
Options closed	—	—
Options exercised	—	—
Options expired	(256,330,000)	(332,284)
Written options, outstanding as of June 30, 2016	—	—

Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

At June 30, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	45,000	USD	51,849	Citibank, N.A.	8/12/16	$(1,842)
EUR	790,000	USD	886,032	Citibank, N.A.	8/12/16	(8,127)
EUR	24,000	USD	27,046	Citibank, N.A.	8/12/16	(376)
USD	2,622,907	EUR	2,287,651	Citibank, N.A.	8/12/16	80,703
Total						$70,358

Abbreviations used in this table:
EUR	— Euro
USD	— United States Dollar

At June 30, 2016, the Fund had the following open swap contracts:

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Periodic Payments Made by the Fund	Periodic Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Depreciation
Credit Suisse	5,646,448	EUR	4/20/20	EURIBOR quarterly	Credit Suisse European Mortgage Capital, 2015-1HWA A, 2.750%(a), due 4/20/20, quarterly	—	$(243,088)	(b)

†	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	Swap contract is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

Abbreviation used in this table:
EUR	— Euro

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2016.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$80,703

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$388,596	—	—	$388,596
OTC swap contracts[3]	—	—	$243,088	243,088
Forward foreign currency contracts	—	$10,345	—	10,345
Total	$388,596	$10,345	$243,088	$642,029

38	Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$(899,409)	$(899,409)
Written options	—	—	332,284	332,284
Futures contracts	$(636,784)	—	—	(636,784)
Swap contracts	—	—	(1,139,003)	(1,139,003)
Forward foreign currency contracts[2]	—	$(117,904)	—	(117,904)
Total	$(636,784)	$(117,904)	$(1,706,128)	$(2,460,816)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(436,496)	—	—	$(436,496)
Swap contracts	—	—	$(243,088)	(243,088)
Forward foreign currency contracts[1]	—	$65,790	—	65,790
Total	$(436,496)	$65,790	$(243,088)	$(613,794)

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended June 30, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$5,325
Written options†	1,892
Futures contracts (to sell)	19,375,238
Forward foreign currency contracts (to buy)	309,056
Forward foreign currency contracts (to sell)	2,644,173

Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

Average Notional Balance
Credit default swap contracts (to buy protection)†	$7,300,000
Total return swap contracts	6,425,584

†	At June 30, 2016, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at June 30, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$80,703	—	$80,703

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at June 30, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$12,599	$(12,599)	—
OTC swap contracts	243,088	(243,088)	—
Forward foreign currency contracts	10,345	—	$10,345
Total	$266,032	$(255,687)	$10,345

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Loan

The Fund has a revolving credit agreement with State Street Bank and Trust Company that allows the Fund to borrow up to an aggregate amount of $120,000,000 and renews daily for a 270-day term unless notice to the contrary is given to the Fund. The Fund pays a commitment fee at an annual rate of 0.25% on the unutilized portion of the loan commitment amount. Prior to May 27, 2016, the revolving credit agreement with State Street Bank and Trust Company allowed the Fund to borrow up to an aggregate amount of $127,000,000 and the Fund paid a commitment fee at an annual rate of 0.10% on the unutilized portion of the loan commitment amount. The interest on the loan is calculated at a variable rate based on the LIBOR, plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of State Street Bank and Trust Company. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the

40	Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report

credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the six months ended June 30, 2016 was $511,342. For the six months ended June 30, 2016, the Fund incurred commitment fees in the amount of $28,877. At June 30, 2016, the Fund had $104,750,000 of borrowings outstanding per this credit agreement. For the six months ended June 30, 2016, the Fund had an average loan balance outstanding of $77,149,725 and the weighted average interest rate was 1.33%.

6. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended June 30, 2016, the Fund did not repurchase any shares.

7. Distributions subsequent to June 30, 2016

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
7/22/16	7/29/16	$0.2350
8/19/16	8/26/16	$0.2350
9/23/16	9/30/16	$0.2350
10/21/16	10/28/16	$0.4700	*
11/18/16	11/25/16	$0.2350

*	Distribution comprised of $0.2350 from income, $0.0055 from short-term capital gains, $0.0482 from long-term capital gains and special distribution of $0.1813 from income.

Western Asset Mortgage Defined Opportunity Fund Inc. 2016 Semi-Annual Report	41

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Mortgage Defined Opportunity Fund Inc. was held on April 29, 2016, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Robert D. Agdern	9,141,170	87,934
Eileen A. Kamerick	9,141,074	88,030
Riordan Roett	9,111,354	117,750
Jane Trust	9,141,594	87,510

At June 30, 2016, in addition to Robert D. Agdern, Eileen A. Kamerick, Riordan Roett and Jane Trust, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

42	Western Asset Mortgage Defined Opportunity Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by Computershare Inc., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Inc., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of

(a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or

(b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

Western Asset Mortgage Defined Opportunity Fund Inc.	43

Dividend reinvestment plan (unaudited) (cont’d)

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the amendment or supplement is to be effective. Additional information about the Plan and your account may be obtained from the Plan Agent at 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by calling the Plan Agent at 1-888-888-0151.

44	Western Asset Mortgage Defined Opportunity Fund Inc.

Western Asset

Mortgage Defined Opportunity Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Mortgage Defined Opportunity Fund Inc.

620 Eight Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare Inc.*

211 Quality Circle, Suite 210

College Station, TX 77845-4470

*	Effective March 14, 2016, Computershare Inc. serves as the Fund’s transfer agent

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

DMO

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your non-public personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Mortgage Defined Opportunity Fund Inc.

Western Asset Mortgage Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Mortgage Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

211 Quality Circle, Suite 210

College Station, TX 77845-4470

WASX012835 8/16 SR16-2856

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Mortgage Defined Opportunity Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 22, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 22, 2016